                                                                   Exhibit 99.1


      CERTIFICATION OF PERIODIC FINANCIAL REPORT BY CHIEF EXECUTIVE OFFICER
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Form 10-Q for the quarterly period ended March 31, 2003 of First Financial Bancorp. (the "Company"), as filed with the Securities and Exchange Commission on May 9, 2003 (the "Report"), I, Stanley N. Pontius, President and Chief Executive Officer of the Company, certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Stanley N. Pontius
--------------------------------------------
Stanley N. Pontius
President and Chief Executive Officer

May 9, 2003